Table of Contents Conference Call 877-876-9173 | ID – EastGroup February 7, 201 9 | 11:00 a.m. Eastern Time 2018 webcast available at FOURTH QUARTER EastGroup.net Supplemental Information December 31, 2018 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net Page 1 of 24

Table of Contents Consolidated Balance Sheets....................................................................... 3 Consolidated Statements of Income and Comprehensive Income .............. 4 Reconciliations of GAAP to Non-GAAP Measures ................................... 5 Consolidated Statements of Cash Flows ..................................................... 6 Same Property Portfolio Analysis ............................................................... 7 Additional Financial Information ................................................................ 8 Development and Value-Add Properties Summary .................................... 9 Development and Value-Add Properties Transferred to Real Estate Properties ... 10 Debt and Equity Market Capitalization ....................................................... 11 Continuous Equity Program ........................................................................ 12 Adjusted Debt-to-Pro Forma EBITDAre Reconciliation ............................ 13 Acquisitions and Dispositions ..................................................................... 14 Real Estate Improvements and Leasing Costs ............................................ 15 Leasing Statistics and Occupancy Summary .............................................. 16 Core Market Operating Statistics ................................................................ 17 Lease Expiration Summary ......................................................................... 18 Top 10 Customers by Annualized Base Rent .............................................. 19 Unconsolidated Investment Information ..................................................... 20 Financial Statistics ....................................................................................... 21 Outlook for 2019 ......................................................................................... 22 Glossary of REIT Terms ............................................................................. 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained in this press release, which can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "should," "intends," "plans," "estimates" or "anticipates" and variations of such words or similar expressions or the negative of such words, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company's current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: changes in general economic conditions; the extent of customer defaults or of any early lease terminations; the Company's ability to lease or re-lease space at current or anticipated rents; the availability of financing; failure to maintain credit ratings with rating agencies; changes in the supply of and demand for industrial/warehouse properties; increases in interest rate levels; increases in operating costs; natural disasters, terrorism, riots and acts of war, and the Company's ability to obtain adequate insurance; changes in governmental regulation, tax rates and similar matters; attracting and retaining key personnel; other risks associated with the development and acquisition of properties, including risks that development projects may not be completed on schedule, development or operating costs may be greater than anticipated or acquisitions may not close as scheduled; and other risks detailed in the sections of the Company's most recent Forms 10-K and 10-Q filed with the SEC titled "Risk Factors." The Company assumes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Page 2 of 24

Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2018 December 31, 2017 ASSETS Real estate properties $ 2,553,481 2,336,734 Development and value-add properties 263,664 242,014 2,817,145 2,578,748 Less accumulated depreciation (814,915) (749,601) 2,002,230 1,829,147 Unconsolidated investment 7,870 8,029 Cash 374 16 Other assets 121,231 116,029 TOTAL ASSETS $ 2,131,705 1,953,221 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities $ 193,926 195,709 Unsecured debt 723,400 713,061 Secured debt 188,461 199,512 Accounts payable and accrued expenses 86,563 64,967 Other liabilities 34,652 28,842 Total Liabilities 1,227,002 1,202,091 EQUITY Stockholders' Equity: Common stock; $.0001 par value; 70,000,000 shares authorized; 36,501,356 shares issued and outstanding at December 31, 2018 and 34,758,167 at December 31, 2017 4 3 Excess shares; $.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,222,547 1,061,153 Distributions in excess of earnings (326,193) (317,032) Accumulated other comprehensive income 6,701 5,348 Total Stockholders' Equity 903,059 749,472 Noncontrolling interest in joint ventures 1,644 1,658 Total Equity 904,703 751,130 TOTAL LIABILITIES AND EQUITY $ 2,131,705 1,953,221 Page 3 of 24

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
REVENUES				
Income from real estate operations	$ 77,872	71,327	299,018	274,031
Other revenue	106	29	1,374	119
	77,978	71,356	300,392	274,150
EXPENSES				
Expenses from real estate operations	22,547	20,748	86,394	80,108
Depreciation and amortization	24,241	21,773	91,704	83,874
General and administrative	3,475	3,386	13,738	14,972
	50,263	45,907	191,836	178,954
OPERATING INCOME	27,715	25,449	108,556	95,196
OTHER INCOME (EXPENSE)				
Interest expense	(8,853)	(8,370)	(35,106)	(34,775)
Gain on sales of real estate investments	-	-	14,273	21,855
Other	(279)	588	913	1,313
NET INCOME	18,583	17,667	88,636	83,589
Net income attributable to noncontrolling interest in joint ventures	(27)	(77)	(130)	(406)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	18,556	17,590	88,506	83,183
Other comprehensive income (loss) - cash flow hedges	(3,992)	2,703	1,353	3,353
TOTAL COMPREHENSIVE INCOME	$ 14,564	20,293	89,859	86,536
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.51	0.51	2.50	2.45
Weighted average shares outstanding	36,135	34,406	35,439	33,996
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.51	0.51	2.49	2.44
Weighted average shares outstanding	36,232	34,505	35,506	34,047

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2018	2017	2018	2017
NET INCOME	$ 18,583	17,667	88,636	83,589
(Gain) on sales of real estate investments	-	-	(14,273)	(21,855)
Net (gain) on sales of non-operating real estate	-	(333)	(86)	(293)
Net loss on other	497	-	70	-
Interest income	(34)	(62)	(156)	(247)
Other revenue	(106)	(29)	(1,374)	(119)
Depreciation and amortization	24,241	21,773	91,704	83,874
Company's share of depreciation from unconsolidated investment	33	31	128	124
Interest expense (1)	8,853	8,370	35,106	34,775
General and administrative expense (2)	3,475	3,386	13,738	14,972
Noncontrolling interest in PNOI of consolidated 80% joint ventures	(77)	(140)	(314)	(633)
PROPERTY NET OPERATING INCOME (PNOI)	$ 55,465	50,663	213,179	194,187
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 18,556	17,590	88,506	83,183
Depreciation and amortization	24,241	21,773	91,704	83,874
Company's share of depreciation from unconsolidated investment	33	31	128	124
Depreciation and amortization from noncontrolling interest	(49)	(64)	(182)	(224)
(Gain) on sales of real estate investments	-	-	(14,273)	(21,855)
FUNDS FROM OPERATIONS (FFO) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$ 42,781	39,330	165,883	145,102
NET INCOME	$ 18,583	17,667	88,636	83,589
Interest expense (1)	8,853	8,370	35,106	34,775
Depreciation and amortization	24,241	21,773	91,704	83,874
Company's share of depreciation from unconsolidated investment	33	31	128	124
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)	51,710	47,841	215,574	202,362
(Gain) on sales of real estate investments	-	-	(14,273)	(21,855)
EBITDA for Real Estate (EBITDAre)	$ 51,710	47,841	201,301	180,507
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 0.51	0.51	2.49	2.44
Funds from operations (FFO) attributable to common stockholders	$ 1.18	1.14	4.67	4.26
Weighted average shares outstanding for EPS and FFO purposes	36,232	34,505	35,506	34,047

(1) Net of capitalized interest of $1,789 and $1,523 for the three months ended December 31, 2018 and 2017, respectively; and $6,334 and $5,765 for the twelve months ended December 31, 2018 and 2017, respectively.

(2) Net of capitalized development costs of $1,192 and $1,104 for the three months ended December 31, 2018 and 2017, respectively; and $4,696 and $4,754 for the twelve months ended December 31, 2018 and 2017, respectively.

Page 5 of 24

Consolidated Statements of Cash Flows (In thousands) (Unaudited) Twelve Months Ended December 31, 2018 2017 OPERATING ACTIVITIES Net income $ 88,636 83,589 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 91,704 83,874 Stock-based compensation expense 5,283 5,521 Net gain on sales of real estate investments and non-operating real estate (14,359) (22,148) Gain on casualties and involuntary conversion (1,245) - Changes in operating assets and liabilities: Accrued income and other assets (4,091) (5,034) Accounts payable, accrued expenses and prepaid rent (2,682) 8,333 Other 1,485 879 NET CASH PROVIDED BY OPERATING ACTIVITIES 164,731 155,014 INVESTING ACTIVITIES Development and value-add properties (167,667) (124,938) Purchases of real estate properties (57,152) (55,195) Real estate improvements (37,502) (27,385) Net proceeds from sales of real estate investments and non-operating real estate 24,508 42,710 Proceeds from casualties and involuntary conversion 1,635 - Repayments on mortgage loans receivable 1,987 171 Changes in accrued development costs 5,711 (144) Changes in other assets and other liabilities (12,955) (14,645) NET CASH USED IN INVESTING ACTIVITIES (241,435) (179,426) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 448,100 391,617 Repayments on unsecured bank credit facilities (448,709) (387,298) Proceeds from unsecured debt 60,000 60,000 Repayments on unsecured debt (50,000) - Repayments on secured debt (11,289) (58,209) Debt issuance costs (1,922) (380) Distributions paid to stockholders (not including dividends accrued) (71,294) (86,725) Proceeds from common stock offerings 157,319 109,207 Proceeds from dividend reinvestment plan 221 228 Other (5,364) (4,534) NET CASH PROVIDED BY FINANCING ACTIVITIES 77,062 23,906 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 358 (506) CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 16 522 CASH AND CASH EQUIVALENTS AT END OF YEAR $ 374 16 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $6,334 and $5,765 for 2018 and 2017, respectively $ 33,458 33,634 Page 6 of 24

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

Annual Same Property Portfolio Analysis (Straight-Line Basis) [(1)]	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	% Change	Twelve Months Ended December 31, 2018	Twelve Months Ended December 31, 2017	% Change
Square feet as of period end	34,220	34,220		34,220	34,220	
Average occupancy	97.2%	97.5%	-0.3%	96.9%	96.6%	0.3%
Occupancy as of period end	97.3%	97.6%	-0.3%	97.3%	97.6%	-0.3%
Income from real estate operations	$ 68,099	66,137	3.0%	$ 266,465	256,668	3.8%
Less cash received for lease terminations	(126)	(292)		(323)	(507)	
Add straight-line rent write-offs for lease terminations	5	22		29	39	
Income excluding lease termination income	67,978	65,867	3.2%	266,171	256,200	3.9%
Expenses from real estate operations	(20,103)	(19,172)	4.9%	(77,293)	(74,215)	4.1%
PNOI excluding income from lease terminations	$ 47,875	46,695	2.5%	$ 188,878	181,985	3.8%

Annual Same Property Portfolio Analysis (Cash Basis) [(1)]	Three Months 2018	Three Months 2017	% Change	Twelve Months 2018	Twelve Months 2017	% Change
Income from real estate operations	$ 67,896	65,663	3.4%	$ 265,037	254,661	4.1%
Less cash received for lease terminations	(126)	(292)		(323)	(507)	
Income excluding lease termination income	67,770	65,371	3.7%	264,714	254,154	4.2%
Expenses from real estate operations	(19,809)	(19,121)	3.6%	(76,790)	(74,006)	3.8%
PNOI excluding income from lease terminations	$ 47,961	46,250	3.7%	$ 187,924	180,148	4.3%

Quarterly Same Property Portfolio Analysis (Straight-Line Basis) [(2)]	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	% Change
Square feet as of period end	36,713	36,713	
Average occupancy	97.1%	96.7%	0.4%
Occupancy as of period end	97.3%	97.0%	0.3%
Income from real estate operations	$ 73,134	70,401	3.9%
Less cash received for lease terminations	(126)	(292)	
Add straight-line rent write-offs for lease terminations	5	22	
Income excluding lease termination income	73,013	70,131	4.1%
Expenses from real estate operations	(21,494)	(20,301)	5.9%
PNOI excluding income from lease terminations	$ 51,519	49,830	3.4%

Quarterly Same Property Portfolio Analysis (Cash Basis) [(2)]	2018	2017	% Change
Income from real estate operations	$ 72,791	69,317	5.0%
Less cash received for lease terminations	(126)	(292)	
Income excluding lease termination income	72,665	69,025	5.3%
Expenses from real estate operations	(21,199)	(20,250)	4.7%
PNOI excluding income from lease terminations	$ 51,466	48,775	5.5%

[(1)] Includes properties which were included in the operating portfolio for the entire period from 1/1/17 through 12/31/18.
[(2)] Includes properties which were included in the operating portfolio for the entire period from 10/1/17 through 12/31/18.

Page 7 of 24

Additional Financial Information (In thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, December 31, 2018 2017 2018 2017 SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO) Straight-line (S/L) rent income adjustment $ 1,166 1,049 5,116 3,723 Bad debt expense on S/L rent (295) (51) (504) (209) Net straight-line rent adjustment 871 998 4,612 3,514 Cash received for lease terminations 126 292 323 507 Less S/L rent write-offs (5) (22) (29) (39) Net lease termination fee income 121 270 294 468 Bad debt expense (excluding S/L rent bad debt) (207) (116) (280) (290) Gain on casualties and involuntary conversion (1) 95 - 1,245 - Stock-based compensation expense (1,250) (1,255) (5,283) (5,521) Debt issuance costs amortization (346) (307) (1,352) (1,250) Acquired leases - above/below market rent adjustment amortization 190 123 667 529 Assumed mortgages - fair value adjustment amortization 6 8 27 31 Three Months Ended Twelve Months Ended December 31, December 31, 2018 2017 2018 2017 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 36,135 34,406 35,439 33,996 BASIC SHARES FOR EARNINGS PER SHARE (EPS) 36,135 34,406 35,439 33,996 Potential common shares: Unvested restricted stock 97 99 67 51 DILUTED SHARES FOR EPS AND FFO 36,232 34,505 35,506 34,047 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. Page 8 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

			Costs Incurred			Anticipated		
		Square Feet (SF)	4th Qtr 2018	Cumulative at 12/31/18	Projected Total Costs	Conversion Date [1]	% Leased 2/5/19	
Lease-up								
Siempre Viva	San Diego, CA	115,000	$ 141	14,075	14,400	01/19	100%	
CreekView 121 3 & 4	Dallas, TX	158,000	1,074	13,800	16,200	03/19	100%	
Falcon Field	Phoenix, AZ	96,000	325	8,232	9,400	05/19	57%	
Gateway 1	Miami, FL	200,000	2,090	20,241	25,000	05/19	100%	
Broadmoor 2	Atlanta, GA	111,000	692	6,414	7,400	11/19	0%	
Total Lease-up		680,000	4,322	62,762	72,400		78%	Wgt Avg %
Projected Stabilized Yield [2]		7.1%						
Under Construction								
Horizon XI	Orlando, FL	135,000	1,364	8,723	10,400	01/20	0%	
Settlers Crossing 1	Austin, TX	77,000	707	6,260	7,400	01/20	0%	
Settlers Crossing 2	Austin, TX	83,000	1,206	7,115	8,400	01/20	41%	
SunCoast 5	Ft Myers, FL	81,000	1,308	6,535	7,700	01/20	0%	
Airport Commerce Center 3	Charlotte, NC	96,000	2,419	5,793	7,300	02/20	36%	
Parc North 5	Dallas, TX	100,000	2,109	6,953	9,200	02/20	58%	
Steele Creek V	Charlotte, NC	54,000	1,540	3,314	5,800	03/20	56%	
Horizon VI	Orlando, FL	148,000	3,827	8,225	12,700	04/20	84%	
Ten West Crossing 8	Houston, TX	132,000	2,598	6,590	10,900	04/20	38%	
Tri-County Crossing 1 & 2	San Antonio, TX	203,000	2,608	8,895	14,600	04/20	10%	
Eisenhauer Point 7 & 8	San Antonio, TX	336,000	5,419	13,090	24,500	05/20	33%	
CreekView 121 5 & 6	Dallas, TX	139,000	5,605	5,605	14,900	07/20	0%	
Total Under Construction		1,584,000	30,710	87,098	133,800		29%	Wgt Avg %
Projected Stabilized Yield [2]		7.6%						
							44%	Wgt Avg %
Prospective Development	Acres	Projected SF						
Phoenix, AZ	24	315,000	6,809	6,809				
Ft Myers, FL	35	488,000	1,515	13,322				
Miami, FL	52	650,000	2,277	36,331				
Orlando, FL	13	214,000	124	5,719				
Tampa, FL	8	32,000	-	1,560				
Atlanta, GA	10	100,000	93	726				
Jackson, MS	3	28,000	-	706				
Charlotte, NC	50	600,000	763	7,209				
Austin, TX	15	180,000	181	3,742				
Dallas, TX [3]	46	612,000	(2,790)	12,192				
Houston, TX	83	1,123,000	529	16,439				
San Antonio, TX	59	908,000	3,741	9,049				
Total Prospective Development	398	5,250,000	13,242	113,804				
	398	7,514,000	$ 48,274	263,664				

[1] Will transfer from Development and value-add properties to the operating portfolio at the earlier of 90% occupancy or one year after shell completion/value-add vacancy occurrence.

[2] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

[3] Negative amount represents land inventory costs transferred to Under Construction.

Page 9 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 4th Qtr 2018	Costs Incurred Cumulative at 12/31/18	% Leased 2/5/19
1st Quarter		SF			
Alamo Ridge IV	San Antonio, TX	97,000	$ 2	7,816	100%
Oak Creek VII	Tampa, FL	116,000	12	7,136	100%
Weston	Ft Lauderdale, FL	134,000	26	15,805	100%
		347,000	40	30,757	
2nd Quarter					
Country Club V	Tucson, AZ	305,000	26	24,518	100%
Eisenhauer Point 3	San Antonio, TX	71,000	2	6,672	100%
Horizon X	Orlando, FL	104,000	14	7,446	100%
Progress Center 1 & 2	Atlanta, GA	132,000	-	10,521	61%
SunCoast 4	Ft Myers, FL	93,000	5	9,270	100%
		705,000	47	58,427	
3rd Quarter					
Kyrene 202 III, IV & V	Phoenix, AZ	166,000	(16)	12,928	100%
Steele Creek VII	Charlotte, NC	120,000	(13)	9,143	100%
		286,000	(29)	22,071	
4th Quarter					
Eisenhauer Point 5	San Antonio, TX	98,000	343	7,835	100%
Eisenhauer Point 6	San Antonio, TX	85,000	25	5,428	100%
Horizon XII	Orlando, FL	140,000	47	11,988	100%
West Road 5	Houston, TX	58,000	316	4,851	100%
		381,000	731	30,102	
Total Transferred to Real Estate Properties		1,719,000	$ 789	141,357	
Projected Stabilized Yield [1]		8.1%			97% Wgt Avg %

[1] Weighted average yield based on property net operating income at 100% occupancy and rents computed on a straight-line basis.

Page 10 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
December 31, 2018
($ in thousands, except per share data)
(Unaudited)

	2019	2020	2021	2022	2023	2024 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate)	$ 75,000	105,000	40,000	75,000	115,000	315,000	725,000	4.6
Weighted average interest rate	*2.85%*	*3.55%*	*2.34%*	*3.03%*	*2.96%*	*3.74%*	*3.34%*	
Secured debt (fixed rate):								
Balloon payments	45,725	-	85,601	32,655	-	1,549	165,530	
Amortization	9,842	9,096	3,962	114	119	375	23,508	
	55,567	9,096	89,563	32,769	119	1,924	189,038	1.8
Weighted average interest rate	*7.01%*	*4.43%*	*4.55%*	*4.09%*	*3.85%*	*3.85%*	*5.18%*	
Total unsecured debt and secured debt	**$ 130,567**	**114,096**	**129,563**	**107,769**	**115,119**	**316,924**	**914,038**	4.0
Weighted average interest rate	*4.62%*	*3.62%*	*3.86%*	*3.35%*	*2.96%*	*3.74%*	*3.72%*	

Unsecured debt and secured debt (fixed rate)	$ 914,038
Unsecured bank credit facilities (variable rate)	
$45MM Line - 3.503% - matures 7/30/2022	8,730
$350MM Line - 3.508% - matures 7/30/2022	187,000
Total carrying amount of debt	**$ 1,109,768**
Total unamortized debt issuance costs	(3,981)
Total debt net of unamortized debt issuance costs	**$ 1,105,787**
Equity market capitalization	
Shares outstanding - common	36,501,356
Price per share at quarter end	$ 91.73
Total equity market capitalization	**$ 3,348,269**
Total market capitalization (debt and equity) [(1)]	**$ 4,458,037**
Total debt / total market capitalization [(1)]	**24.9%**

[(1)] *Before deducting unamortized debt issuance costs*

Page 11 of 24

Continuous Equity Program ($ in thousands, except per share data) (Unaudited) Average Shares Issued Sales Price Offering-Related and Sold (1) (Per Share) Gross Proceeds Fees and Expenses Net Proceeds 1st Quarter 2018 179,501 $ 82.68 $ 14,842 $ (240) $ 14,602 2nd Quarter 2018 750,282 91.01 68,281 (728) 67,553 3rd Quarter 2018 316,102 96.56 30,523 (353) 30,170 4th Quarter 2018 460,589 98.77 45,492 (498) 44,994 TOTAL 2018 1,706,474 $ 93.26 $ 159,138 $ (1,819) $ 157,319 (1) As of February 5, 2019, the Company had 4,694,866 shares authorized and remaining for issuance under its continuous equity program. Page 12 of 24

Adjusted Debt-to-Pro Forma EBITDAre Reconciliation ($ in thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, 2018 December 31, 2018 EBITDAre for the period $ 51,710 201,301 Adjust PNOI for acquisitions as if owned for entire period 55 1,909 Adjust PNOI for development and value-add properties in lease-up or under construction (144) (304) Adjust PNOI for properties sold during the period - (474) Pro Forma EBITDAre $ 51,621 202,432 PRO FORMA EBITDAre – ANNUALIZED $ 206,484 202,432 Debt at December 31, 2018 $ 1,105,787 1,105,787 Subtract development and value-add properties in lease-up or under construction (149,860) (149,860) Adjusted Debt $ 955,927 955,927 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 4.63 4.72 Page 13 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2018
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size		Purchase Price [1]
1st Quarter					
None					
2nd Quarter					
04/24/18	Gwinnett 316	Atlanta, GA	65,000 SF	$	4,356
06/20/18	Eucalyptus Distribution Center	Chino, CA	182,000 SF		23,304
3rd Quarter					
07/12/18	Siempre Viva Distribution Center [2]	San Diego, CA	115,000 SF		14,033
08/13/18	LakePort 2499 Land	Dallas, TX	30.4 Acres		5,700
08/29/18	Allen Station I & II	Dallas, TX	220,000 SF		25,175
4th Quarter					
10/15/18	Ridgeview 35 Land	San Antonio, TX	29.4 Acres		3,273
10/26/18	Gilbert Crossroads Land	Phoenix, AZ	23.6 Acres		6,534
12/04/18	Greenhill Distribution Center	Austin, TX	45,000 SF		4,218
Total Acquisitions			83.4 Acres 627,000 SF	$	86,593

DISPOSITIONS

Date	Property Name	Location	Size		Gross Sales Price	Realized Gain
1st Quarter						
01/26/18	World Houston 18	Houston, TX	33,000 SF	$	2,460	1,078 [3]
03/20/18	56 Commerce Park	Tampa, FL	181,000 SF		12,450	9,144 [3]
03/28/18	Lee Road Land	Houston, TX	10.7 Acres		2,577	86 [4]
2nd Quarter						
None						
3rd Quarter						
07/26/18	35th Avenue Distribution Center	Phoenix, AZ	125,000 SF		7,941	4,051 [3]
4th Quarter						
None						
Total Sales			10.7 Acres 339,000 SF	$	25,428	14,359

[1] Represents acquisition price plus closing costs.
[2] Value-add property acquisition; land, building and tenant improvements are included in Development and value-add properties on the Consolidated Balance Sheets.
[3] Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.
[4] Included in Other on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 14 of 24

Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) Three Months Ended Twelve Months Ended December 31, December 31, REAL ESTATE IMPROVEMENTS 2018 2017 2018 2017 Upgrade on Acquisitions $ 120 4 294 161 Tenant Improvements: New Tenants 2,682 3,224 12,896 11,413 Renewal Tenants 692 625 2,926 3,357 Other: Building Improvements 2,455 1,230 9,012 3,362 Roofs 2,172 2,776 9,053 6,197 Parking Lots 766 241 2,878 1,880 Other 96 168 861 1,101 TOTAL REAL ESTATE IMPROVEMENTS (2) $ 8,983 8,268 37,920 27,471 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add $ 1,086 1,947 4,843 5,571 New Tenants 938 518 5,880 5,782 Renewal Tenants 1,950 981 5,038 4,907 TOTAL CAPITALIZED LEASING COSTS $ 3,974 3,446 15,761 16,260 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: Twelve Months Ended December 31, 2018 2017 Total Real Estate Improvements $ 37,920 27,471 Change in Real Estate Property Payables 581 (1,313) Change in Construction in Progress (999) 1,227 Real Estate Improvements on the Consolidated Statements of Cash Flows $ 37,502 27,385 Page 15 of 24

EASTGROUP PROPERTIES
Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2018	Number of Leases Signed	Square Feet Signed (in Thousands)	Weighted Average Term (in Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	32	428	4.6	11.8%	6.4%	$ 6.31	$ 2.26	$ 8.57
Renewal Leases	58	1,386	4.6	18.7%	8.5%	0.55	1.23	1.78
Total/Weighted Average	90	1,814	4.6	16.6%	7.9%	$ 1.91	$ 1.47	$ 3.38
					Per Year	$ 0.42	$ 0.32	$ 0.74

Weighted Average Retention [3] 80.8%

Twelve Months Ended December 31, 2018	Number of Leases Signed	Square Feet Signed (in Thousands)	Weighted Average Term (in Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	147	2,147	5.4	11.1%	2.2%	$ 5.49	$ 2.40	$ 7.89
Renewal Leases	246	5,218	3.9	18.1%	8.3%	0.68	1.01	1.69
Total/Weighted Average	393	7,365	4.3	15.8%	6.3%	$ 2.08	$ 1.42	$ 3.50
					Per Year	$ 0.48	$ 0.33	$ 0.81

Weighted Average Retention [3] 77.6%

Excluding leases signed in Q2 2018 at R&D property in Santa Barbara:

Twelve Months Ended December 31, 2018	Number of Leases Signed	Square Feet Signed (in Thousands)	Weighted Average Term (in Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	143	2,112	5.4	12.4%	3.9%	$ 4.24	$ 2.34	$ 6.58
Total/Weighted Average [4]	389	7,330	4.3	16.3%	6.9%	$ 1.71	$ 1.40	$ 3.11
					Per Year	$ 0.40	$ 0.32	$ 0.72

	12/31/18	09/30/18	06/30/18	03/31/18	12/31/17
Percentage Leased	97.3%	97.1%	97.0%	97.0%	97.0%
Percentage Occupied	96.8%	95.7%	96.4%	96.4%	96.4%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).
(4) Includes Renewal Leases, which were not impacted by leases signed at R&D property in Santa Barbara.

Page 16 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2018
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2019 [2]	Lease Expirations in Square Feet 2020	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]
Florida															
Tampa	4,177,000	10.7%	9.8%	95.9%	95.7%	509,000	966,000	-0.1%	-0.7%	1.2%	0.5%	15.4%	8.0%	20.9%	9.8%
Orlando	3,372,000	8.6%	9.3%	99.4%	99.4%	311,000	598,000	2.2%	2.3%	2.3%	-1.0%	16.7%	2.6%	20.1%	6.8%
Jacksonville	2,273,000	5.8%	4.3%	97.7%	92.7%	416,000	503,000	-2.9%	-6.1%	0.2%	0.8%	20.0%	10.8%	21.7%	11.0%
Ft. Lauderdale	1,071,000	2.7%	3.4%	98.0%	97.8%	86,000	297,000	-2.0%	-2.0%	2.4%	4.2%	19.0%	8.3%	15.1%	5.0%
Ft. Myers	311,000	0.8%	1.0%	100.0%	100.0%	53,000	15,000	11.1%	10.5%	8.7%	6.6%	N/A	N/A	18.6%	9.6%
	11,204,000	28.6%	27.8%	97.6%	96.5%	1,375,000	2,379,000	0.2%	-0.5%	1.7%	0.6%	17.1%	7.1%	19.6%	8.4%
Texas															
Dallas	3,570,000	9.1%	7.9%	98.4%	97.8%	219,000	602,000	1.5%	6.0%	3.3%	7.5%	22.8%	12.0%	21.7%	13.0%
Houston	5,548,000	14.1%	14.8%	96.6%	96.6%	561,000	547,000	6.1%	9.6%	9.0%	12.2%	10.4%	1.1%	8.1%	-1.2%
San Antonio	3,042,000	7.8%	8.8%	98.2%	97.7%	445,000	464,000	3.7%	3.7%	4.2%	3.0%	16.1%	9.4%	10.0%	2.3%
Austin	743,000	1.9%	2.2%	100.0%	100.0%	150,000	91,000	6.2%	5.4%	-4.7%	-5.9%	2.8%	0.0%	6.1%	6.4%
El Paso	958,000	2.4%	1.7%	98.5%	98.5%	110,000	162,000	5.5%	2.0%	4.5%	1.7%	26.9%	19.3%	19.2%	8.8%
	13,861,000	35.3%	35.4%	97.7%	97.5%	1,485,000	1,866,000	4.6%	6.9%	5.6%	7.4%	12.5%	4.4%	12.0%	3.9%
California															
San Francisco	1,045,000	2.7%	3.2%	100.0%	100.0%	260,000	140,000	5.2%	14.4%	6.9%	9.4%	152.3%	105.8%	107.1%	86.2%
Los Angeles [5]	2,323,000	5.9%	7.4%	100.0%	100.0%	110,000	190,000	2.7%	6.2%	4.8%	8.5%	30.1%	17.2%	23.5%	14.0%
Santa Barbara [5]	211,000	0.5%	1.5%	93.6%	88.7%	110,000	23,000	14.5%	13.7%	-2.9%	-4.9%	N/A	N/A	-10.9%	-24.7%
Fresno	398,000	1.0%	0.8%	100.0%	100.0%	114,000	126,000	14.0%	17.2%	4.6%	3.9%	N/A	N/A	8.0%	3.6%
San Diego	465,000	1.2%	1.0%	90.6%	90.6%	52,000	15,000	9.4%	-20.9%	17.0%	-9.2%	73.7%	53.2%	41.4%	27.6%
	4,442,000	11.3%	13.9%	98.7%	98.5%	646,000	494,000	5.7%	6.7%	5.8%	5.3%	92.3%	65.4%	27.2%	14.9%
Arizona															
Phoenix	2,404,000	6.1%	6.3%	99.0%	99.0%	303,000	404,000	-3.2%	8.8%	5.9%	13.3%	26.0%	14.7%	10.8%	0.6%
Tucson	1,055,000	2.7%	2.5%	100.0%	100.0%	19,000	237,000	2.9%	-13.3%	-0.4%	-7.2%	N/A	N/A	20.0%	9.1%
	3,459,000	8.8%	8.8%	99.3%	99.3%	322,000	641,000	-1.8%	3.5%	4.4%	8.1%	26.0%	14.7%	11.9%	1.7%
North Carolina															
Charlotte	3,131,000	8.0%	7.0%	100.0%	99.6%	270,000	628,000	2.4%	4.1%	4.1%	4.8%	22.1%	11.9%	20.7%	7.6%
	3,131,000	8.0%	7.0%	100.0%	99.6%	270,000	628,000	2.4%	4.1%	4.1%	4.8%	22.1%	11.9%	20.7%	7.6%
Georgia															
Atlanta	779,000	2.0%	1.0%	61.4%	61.4%	87,000	23,000	N/A	N/A	N/A	N/A	N/A	N/A	11.9%	10.6%
	779,000	2.0%	1.0%	61.4%	61.4%	87,000	23,000	N/A	N/A	N/A	N/A	N/A	N/A	11.9%	10.6%
Total Core Markets	36,876,000	94.0%	93.9%	97.4%	96.9%	4,185,000	6,031,000	2.7%	4.0%	4.2%	4.8%	19.4%	9.7%	16.9%	6.9%
Total Other Markets	2,355,000	6.0%	6.1%	96.0%	94.7%	244,000	212,000	-0.6%	-1.8%	-2.7%	-3.3%	6.7%	1.6%	6.1%	0.4%
Total Operating Properties	39,231,000	100.0%	100.0%	97.3%	96.8%	4,429,000	6,243,000	2.5%	3.7%	3.8%	4.3%	16.6%	7.9%	15.8%	6.3%

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Includes month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 17 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through December 31, 2018
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,058,000	2.7%	$ -	0.0%
2019 [1]	4,429,000	11.3%	28,660	12.6%
2020	6,243,000	15.9%	37,247	16.3%
2021	7,340,000	18.7%	44,134	19.3%
2022	5,618,000	14.3%	34,081	14.9%
2023	4,544,000	11.6%	27,361	12.0%
2024	4,180,000	10.7%	22,504	9.9%
2025	2,057,000	5.2%	12,329	5.4%
2026	1,054,000	2.7%	6,295	2.8%
2027	848,000	2.2%	5,790	2.5%
2028 and beyond	1,860,000	4.7%	9,891	4.3%
TOTAL	39,231,000	100.0%	$ 228,292	100.0%

[1] Includes month-to-month leases.

Page 18 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2018
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	The Chamberlain Group	2	Tucson, AZ	350,000	0.9%	1.1%
2	WNA Comet West, Inc.	1	Los Angeles, CA	411,000	1.0%	1.1%
3	Essendant Co.	1	Orlando, FL	404,000	1.0%	1.0%
4	Mattress Firm	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Ft. Myers, FL	25,000		
					1.0%	0.9%
5	Price Transfer	1	Los Angeles, CA	262,000	0.7%	0.8%
6	Kuehne & Nagel, Inc.	2	Houston, TX	172,000		
		2	Charlotte, NC	106,000		
					0.7%	0.8%
7	Iron Mountain Information Management, Inc.	2	Tampa, FL	184,000		
		2	Phoenix, AZ	59,000		
		1	Ft. Lauderdale, FL	45,000		
		1	Jacksonville, FL	40,000		
					0.8%	0.7%
8	Medtronic Inc.	1	Santa Barbara, CA	82,000	0.2%	0.7%
9	Arizona Nutritional Supplements LLC	2	Phoenix, AZ	228,000	0.6%	0.6%
10	U.S. Postal Service	1	Houston, TX	110,000		
		1	New Orleans, LA	99,000		
		2	Tampa, FL	59,000		
					0.7%	0.6%
		26		2,996,000	7.6%	8.3%

(1) Calculation: Customer Annualized Base Rent as of 12/31/18 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 19 of 24

EASTGROUP PROPERTIES
Unconsolidated Investment Information
($ in thousands)
(Unaudited)

Property		Industry Distribution Center II
Acquisition Date		November 23, 2004
Percent Leased		100%
Total Square Feet (100%)		309,000
Company Ownership		50%

Selected Financial Information		EastGroup's Basis in 50% Ownership
Balance Sheet Information as of December 31, 2018		
ASSETS		
Real estate properties	$	9,364
Less accumulated depreciation		(1,842)
		7,522
Other assets		422
TOTAL ASSETS	$	7,944
LIABILITIES AND EQUITY		
Other liabilities	$	74
Equity		7,870
TOTAL LIABILITIES AND EQUITY	$	7,944
EastGroup's Net Investment at December 31, 2018	$	7,870 [1]

		EastGroup's 50% Ownership			
		Three Months Ended December 31,		Twelve Months Ended December 31,	
		2018	2017	2018	2017
Income Statement Information					
Property NOI	$	217	224	869	897
Depreciation Expense		(33)	(31)	(128)	(124)
Equity in Earnings [2]	$	184	193	741	773
Funds From Operations	$	217	224	869	897

[1] Presented as Unconsolidated investment on the Consolidated Balance Sheets.

[2] Included in Other on the Consolidated Statements of Income and Comprehensive Income.

Page 20 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2018	2017	2016	2015	2014
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,131,705	1,953,221	1,825,764	1,661,904	1,572,112
Equity Market Capitalization		3,348,269	3,071,927	2,461,251	1,802,957	2,040,967
Total Market Capitalization (Debt and Equity) (1)		4,458,037	4,183,620	3,566,865	2,835,194	2,974,144
Shares Outstanding - Common		36,501,356	34,758,167	33,332,213	32,421,460	32,232,587
Price per share	$	91.73	88.38	73.84	55.61	63.32
FFO CHANGE						
FFO per diluted share	$	4.67	4.26	4.02	3.67	3.47
Change compared to same period prior year		9.6%	6.0%	9.5%	5.8%	7.4%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	2.72	2.52	2.44	2.34	2.22
FFO per diluted share		4.67	4.26	4.02	3.67	3.47
Dividend payout ratio		58%	59%	61%	64%	64%
COMMON DIVIDEND YIELD						
Dividend distribution	$	2.72	2.52	2.44	2.34	2.22
Price per share		91.73	88.38	73.84	55.61	63.32
Dividend yield		2.97%	2.85%	3.30%	4.21%	3.51%
FFO MULTIPLE						
FFO per diluted share	$	4.67	4.26	4.02	3.67	3.47
Price per share		91.73	88.38	73.84	55.61	63.32
Multiple		19.64	20.75	18.37	15.15	18.25
INTEREST & FIXED CHARGE COVERAGE RATIOS						
EBITDAre	$	201,301	180,507	167,196	153,574	145,461
Interest expense		35,106	34,775	35,213	34,666	35,728
Interest and fixed charge coverage ratios		5.73	5.19	4.75	4.43	4.07
DEBT-TO-EBITDAre RATIO						
Debt	$	1,105,787	1,108,282	1,101,333	1,027,909	929,465
EBITDAre		201,301	180,507	167,196	153,574	145,461
Debt-to-EBITDAre ratio		5.49	6.14	6.59	6.69	6.39
Adjusted debt-to-pro forma EBITDAre ratio		4.72	5.44	6.03	6.11	5.74
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		24.9%	26.6%	31.0%	36.4%	31.4%

ISSUER RATINGS (2)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 21 of 24

EASTGROUP PROPERTIES
Outlook for 2019
(Unaudited)

		Low Range		High Range	
		Q1 2019	Y/E 2019	Q1 2019	Y/E 2019
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	18,729	79,887	19,459	83,567
Depreciation and amortization		24,059	96,233	24,059	96,233
Funds from operations attributable to common stockholders	$	42,788	176,120	43,518	179,800
Diluted shares		36,522	36,806	36,522	36,806
Per share data (diluted):					
Net income attributable to common stockholders	$	0.51	2.17	0.53	2.27
Funds from operations attributable to common stockholders		1.17	4.79	1.19	4.89

The following assumptions were used for the mid-point:

Metrics	Initial Guidance for Year 2019	Actual for Year 2018
FFO per share	$4.79 - $4.89	$4.67
FFO per share increase over prior year period	3.6%	9.6%
Same PNOI growth (excluding income from lease terminations):		
Straight-line basis — annual same property pool	2.4% - 3.4% [1]	3.8%
Cash basis — annual same property pool [2]	3.5% - 4.5% [1]	4.3%
Average month-end occupancy	96.2%	96.1%
Lease termination fee income	$450,000	$294,000
Bad debt expense (No identified bad debts for 2019)	$900,000	$784,000
Development starts:		
Square feet	1.5 million	1.7 million
Projected total investment	$141 million	$148 million
Value-add property acquisitions	None	$14 million
Operating property acquisitions	$50 million	$57 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$47 million	$23 million
Unsecured debt closing in period	$140 million at 4.8% weighted average interest rate	$60 million at 3.93%
Common stock issuances	$60 million	$159 million
General and administrative expense	$14 million	$14 million

[1] Includes properties which have been in the operating portfolio since 1/1/18 and are projected to be in the operating portfolio through 12/31/19 (annual same property pool); includes 36,762,000 square feet.

[2] Cash basis excludes straight-line rent adjustments and amortization of above/below market rent intangibles.

Page 22 of 24

Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (REIT) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (Nareit) web site at (Unaudited) www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease- up or under construction and from properties sold during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of above/below market rent intangibles. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this ratio is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (EBITDAre): Earnings, defined as Net Income, excluding gains or losses from sales of depreciable real estate property, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (FFO): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (GAAP), excluding gains or losses from sales of depreciable real estate property and impairment losses, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to- month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease. Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (PNOI): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Page 23 of 24

Glossary of REIT Terms (Continued) Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute(Unaudited) at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. • Quarterly Same Property Pool: Includes properties which were included in the operating portfolio for the entire period from October 1, 2017 through December 31, 2018. • Annual Same Property Pool: Includes properties which were included in the operating portfolio for the entire period from January 1, 2017 through December 31, 2018. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property. Page 24 of 24